Q3 2023 Financial Results Update November 8, 2023

PROPRIETARY AND CONFIDENTIALQ3 2023 Update Introduction

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs and expectations regarding future events based on information that is currently available. We cannot guarantee that any forward-looking statement will be accurate. Readers should realize that if underlying assumptions prove inaccurate or if known or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement. Any forward-looking statement speaks only as of the date of this press release, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our MCM products, including CYFENDUSTM (Anthrax Vaccine Adsorbed (AVA), Adjuvanted), BioThrax® (Anthrax Vaccine Adsorbed), ACAM2000®, (Smallpox (Vaccinia) Vaccine, Live), among others, as well as contracts related to development of medical countermeasures; the availability of government funding for our other commercialized products, including EbangaTM (ansuvimab-zykl), BAT® (Botulism Antitoxin Heptavalent) and RSDL® (Reactive Skin Decontamination Lotion Kit); our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and acceptance of over-the-counter NARCAN® (naloxone HCl) Nasal Spray; the impact of the generic marketplace on NARCAN® (naloxone HCI) Nasal Spray and future NARCAN® sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; the timing of our ability to correct our prior period financial statements and file our Quarterly Report on Form 10-Q for the period ended September 30, 2023; our ability to provide CDMO services for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing CDMO contracts; our ability to collect reimbursement for raw materials and payment of services fees from our CDMO customers; the results of pending stockholder litigation and government investigations and their potential impact on our business; our ability to comply with the operating and financial covenants required by our senior secured credit facilities and the amended and restated credit agreement relating to such facilities, and our 3.875% Senior Unsecured Notes due 2028; our ability to resolve the going concern qualification in our consolidated financial statements and otherwise successfully manage our liquidity in order to continue as a going concern; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside of the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic; the impact of the organizational changes we announced in January 2023 and August 2023; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cyber security incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and needs for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks Emergent®, CYFENDUS™ (Anthrax vaccine adsorbed), BioThrax® (Anthrax Vaccine Adsorbed), RSDL® (Reactive Skin Decontamination Lotion Kit), BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F and G)-(Equine)), Anthrasil® (Anthrax Immune Globulin Intravenous (Human)), VIGIV (Vaccinia Immune Globulin Intravenous (Human)), Trobigard® (atropine sulfate, obidoxime chloride), ACAM2000® (Smallpox (Vaccinia) Vaccine, Live), NARCAN® (naloxone HCI) Nasal Spray, TEMBEXA® (brincidofovir) and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. EBANGA™ is a trademark of Ridgeback Biotherapeutics L.P. All other brands, products, services and feature names or trademarks are the property of their respective owners. 3Q3 2023 Update Safe Harbor Statement/Trademarks INTRODUCTION

This presentation contains financial measures (Adjusted EBITDA, Adjusted Gross Margin, Adjusted Gross Margin %, Adjusted Revenues, Adjusted Cost of Sales) that are considered “non-GAAP” financial measures under applicable Securities and Exchange Commission rules and regulations. These non-GAAP financial measures should be considered supplemental to and not a substitute for financial information prepared in accordance with generally accepted accounting principles. The Company’s definition of these non-GAAP measures may differ from similarly titled measures used by others. For its non-GAAP measures, the Company adjusts for specified items that can be highly variable or difficult to predict, or reflect the non-cash impact of charges or accounting changes. As needed, such adjustments are tax effected utilizing the federal statutory tax rate for the U.S., except for changes in the fair value of contingent consideration as the vast majority is non-deductible for tax purposes. The Company views these non-GAAP financial measures as a means to facilitate management’s financial and operational decision-making, including evaluation of the Company’s historical operating results and comparison to competitors’ operating results. These non-GAAP financial measures reflect an additional way of viewing aspects of the Company’s operations that, when viewed with GAAP results and the reconciliations to the corresponding GAAP financial measure, may provide a more complete understanding of factors and trends affecting the Company’s business. For more information on these non-GAAP financial measures, please see the tables captioned “Reconciliation of Loss before Income Taxes to Adjusted EBITDA,”“Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin %,” and “Reconciliation of Research and Development Expenses to Adjusted Research and Development Expenses" included at the end of this presentation. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com. 4Q3 2023 Update Non-GAAP Financial Measures INTRODUCTION

Agenda 5Q3 2023 Update INTRODUCTION Item Presenter Topic(s) 1 Haywood Miller Interim CEO • Execution on Strategic and Operational Priorities 2 Paul Williams SVP, Products Business • NARCAN® Nasal Spray Update 3 Rich Lindahl EVP, CFO and Treasurer • Q3 Financial Review • FY 2023 Guidance 4 Q&A

PROPRIETARY AND CONFIDENTIALQ3 2023 Update State of the Company Haywood Miller Interim Chief Executive Officer 6

Execution on Strategic and Operational Priorities 7Q3 2023 Update STATE OF THE COMPANY • Focus on delivering value through our life-saving products and returning to growth • Prioritization of our core products within Medical Countermeasures & NARCAN® • Recent strategic milestones in Products business help strengthen financial position, and reinforcing the value of our products to the USG preparedness plan. • Launch of NARCAN® OTC, allowing broader access to this critical therapeutic • FDA notification of adequately addressing all matters in the August 2022 warning letter • Continued progress on improving performance and strengthening our fundamentals

8 Rich Lindahl Executive Vice President and Chief Financial Officer Q3 2023 Update Financials

Key Messages 9Q3 2023 Update FINANCIALS • Key Focus on Medical Countermeasures, NARCAN®, and CDMO customer commitments • Continued momentum of NARCAN® • Cost Reduction efforts in flight • Q3 Revenue above Guidance Range • 2023 Guidance updated

Notable Revenue Elements Q3 20231 10Q3 2023 Update FINANCIALS ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. generally accepted accounting principles Q3 2023 Product sales, net (2): Anthrax MCM $ 32.9 NARCAN® 142.1 Smallpox MCM 24.7 Other Products 50.1 Total product sales, net $ 249.8 CDMO Revenues: Services $ 13.2 Leases 1.0 Total CDMO Revenues $ 14.2 Contracts and grants $ 6.5 Total revenues $ 270.5

Key Financial Performance Metrics Q3 2023 11Q3 2023 Update R&D $ --- R&D Margin %1 SG&A $ --- SG&A Margin %2 Adjusted Gross Margin3 Gross Margin FINANCIALS ($ in millions) 21% 8% 33% 1. R&D Margin is calculated as Gross R&D Expense divided by Total Revenues. 2. SG&A Margin is calculated as Gross SG&A Expense divided by Total Revenues. 3. See the Appendix for a definition of non-GAAP terms and reconciliation tables. Q3 2023 Q3 2023 Q3 2023 Q3 2023 Q3 2023 $15.3 3% $86.0 32% 33% 38%

Segment Reporting Q3 20231 12Q3 2023 Update Revenue Adjusted Gross Margin2 --- Adjusted Gross Margin2 % Adjusted Gross Margin2 --- Adjusted Gross Margin2 % Revenue FINANCIALS ($ in millions) PRODUCTS SEGMENT SERVICES SEGMENT 62% 56% 1. For additional detail related to the method and specific inputs by which both revenue and adjusted gross margin are calculated, please refer to the table in the section entitled “Additional Financial Information” found in the press release issued by the Company on November 8, 2023. 2. See the Appendix for a definition of non-GAAP terms and reconciliation tables. Q3 2023 $249.8 $121.2 Q3 2023 Q3 2023 Q3 2023 $14.2 Q3 2023 49% $(22.0) (155)%

Balance Sheet & Cash Flow Metrics 13Q3 2023 Update FINANCIALS As of September 30, 2023 For the Nine Months Ended September 30, 2023 CASH $87.8 ACCOUNTS RECEIVABLE, NET $216.5 INVENTORIES, NET $354.1 TOTAL DEBT1 $866.3 NET DEBT2 $778.5 CASH USED IN OPERATING ACTIVITIES $(238.4) CASH PROVIDED BY INVESTING ACTIVITIES $223.7 CAPITAL EXPENDITURES $40.2 CASH USED IN FINANCING ACTIVITIES $(540.4) ($ in millions) 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $4.5M. 2. Net Debt is calculated as Total Debt minus Cash ($866.3M - $87.8M = $778.5M).

2023 Forecast – Updated as of 11/08/2023 14Q3 2023 Update FINANCIALS 1. See the Appendix for the "Reconciliation of Loss before income taxes to Adjusted EBITDA" and "Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin %" tables for the definitions and reconciliations of these non-GAAP financial measures to the most closely related GAAP financial measures. METRIC ($ in millions) Updated Range (as of 11/08/23) Action Previous Range (as of 8/08/23) Total Revenues $1,000 - $1,100 UNCHANGED $1,000 - $1,100 Loss before income taxes $(726)-$(626) NEW Adjusted EBITDA (1) $(25) - $75 REVISED $50 - $100 Adjusted Gross Margin % (1) 32% - 38% REVISED 36% - 39% Product/Service Level Revenue Anthrax MCM $145 - $215 REVISED $200 - $220 NARCAN® $480 - $490 REVISED $425 - $445 Smallpox MCM $180 - $185 REVISED $180 - $200 Other Products $100 - $110 REVISED $100 - $120 CDMO $70 - $75 REVISED $60 - $80

Summary 15Q3 2023 Update FINANCIALS • Strong third quarter results • Delivered many important milestones • Progress on strengthening our business fundamentals • Strengthening quality and compliance across the organization • Solid foundation to build upon going forward

PROPRIETARY AND CONFIDENTIAL 16Q3 2023 Update Q&A

17 Appendix Q3 2023 Update

Reconciliation of Loss before Income Taxes to Adjusted EBITDA – Q3 2023 18Q3 2023 Update APPENDIX ($ in millions) Three Months Ended September 30, 2023 Loss before income taxes $ (265.9) Adjustments: Depreciation & amortization $ 27.9 Total interest expense, net 19.4 Impairments 218.2 Changes in fair value of contingent consideration (1.1) Severance and restructuring costs 20.6 Gain on sale of business 0.7 Total adjustments $ 285.7 Adjusted EBITDA $ 19.8

Reconciliation of Loss before Income Taxes to Adjusted EBITDA – FY 2023 Forecast 19Q3 2023 Update APPENDIX ($ in millions) 2023 Revised Full Year Forecast Loss before income taxes $(726) - $(626) Adjustments: Depreciation & amortization $122 Total interest expense, net 81 Impairments 525 Inventory step-up provision 2 Severance and restructuring costs 34 All other (63) Total adjustments $701 Adjusted EBITDA $(25) - $75

Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q3 2023 20Q3 2023 Update APPENDIX ($ in millions) Three Months Ended September 30, 2023 Total revenues $ 270.5 Contract and grants revenues (6.5) Adjusted Revenues $ 264.0 Cost of product sales $ 132.5 Cost of contract development and manufacturing 44.3 Total cost of sales $ 176.8 Less: Changes in fair value of contingent consideration (1.1) Less: Restructuring costs 13.1 Adjusted Cost of Sales $ 164.8 Gross margin (adjusted revenues minus total cost of sales) $ 87.2 Gross margin % (gross margin divided by Adjusted Revenues) 33 % Adjusted Gross Margin (Adjusted Revenues minus Adjusted Cost of Sales) $ 99.2 Adjusted Gross Margin % (Adjusted Gross Margin divided by Adjusted Revenues) 38%

Reconciliation of Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – FY 2023 Forecast 21Q3 2023 Update APPENDIX ($ in millions) 2023 Revised Full Year Forecast Total Revenues $1,000 - $1,100 Contracts and Grants Revenues ($25) Adjusted Revenues $975 - $1,075 Total cost of sales $680 - $685 Changes in fair value of contingent consideration and restructuring ($20) Adjusted cost of sales $660 - $665 Gross margin (Adjusted Revenues minus total cost of sales) $295 - $390 Gross margin % (gross margin divided by Adjusted Revenues) 30% - 36% Adjusted Gross Margin (Adjusted Revenues minus Adjusted Cost of Sales) $315 - $410 Adjusted Gross Margin % (Adjusted Gross Margin divided by Adjusted Revenues) 32% - 38%

Reconciliation of Segment Level (Products and Services) Total Revenues to Adjusted Revenues, Cost of Sales to Adjusted Cost of Sales, and Gross Margin and Gross Margin % to Adjusted Gross Margin and Adjusted Gross Margin % – Q3 2023 22Q3 2023 Update APPENDIX ($ in millions) Products Services Quarter Ended September 30, Quarter Ended September 30, 2023 2023 Revenues $ 249.8 $ 14.2 Cost of sales $ 132.5 $ 44.3 Less: Changes in fair value of contingent consideration (1.1) — Less: Restructuring costs 5.0 8.1 Adjusted cost of sales ** $ 128.6 $ 36.2 Gross margin *** $ 117.3 $ (30.1) Gross margin % *** 47% (212) % Adjusted gross margin **** $ 121.2 $ (22.0) Adjusted gross margin % **** 49% (155) % ** Adjusted cost of sales, which is a non-GAAP financial measure, is calculated as cost of sales less restructuring costs, and other special items and non-cash items related to changes in fair value of contingent consideration and inventory step-up provision. See “Reconciliation of Non-GAAP Measures” for the reconciliation of this non-GAAP measure to the most closely related GAAP financial measure. *** Gross margin is calculated as revenues less cost of sales. Gross margin % is calculated as gross margin divided by revenues. **** Adjusted gross margin, which is a non-GAAP financial measure, is calculated as revenues less Adjusted cost of sales. Adjusted gross margin %, which is a non- GAAP financial measure, is calculated as Adjusted gross margin divided by revenues. See “Reconciliation of Non-GAAP Measures” for the reconciliation of these non- GAAP measures to the most closely related GAAP financial measures.

www.emergentbiosolutions.com 1Q 2022 Investor Update 23